Accounting policies	6 Months Ended
Jun. 30, 2018
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Accounting policies
2.	Accounting policies

The unaudited condensed consolidated interim financial statements comply with the recognition and measurement criteria of International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB), IAS 34: Interim Financial Reporting and with the accounting policies of the Group which were set out on pages F-2 to F-8 of the 2017 Annual Report on Form 20-F. With the exception of the implementation of IFRS 9: Financial Instruments and IFRS 15: Revenue from Contracts with Customers, which are discussed below, no changes have been made to the Group’s accounting policies in the period ended 30 June 2018.

The Group changed its accounting policy in regard to the presentation of the income statement under IAS 1 for the year ended 31 December 2017, moving from a ‘nature of expense’ method of presentation to a ‘function of expense’ method of presentation. The Group considers this to be a more reliable and relevant presentation and prior periods have been re-presented accordingly. This change in accounting policy has not resulted in a change to revenue, operating profit or profit for any of the periods presented.

IFRS 16: Leases is effective from 1 January 2019. The standard eliminates the classification of leases as either operating or finance leases and introduces a single accounting model. Lessees will be required to recognise a right-of-use asset and related lease liability for the majority of their operating leases and show depreciation of leased assets and interest on lease liabilities separately in the income statement. IFRS 16 will require the Group to recognise substantially all of its current operating lease commitments on the balance sheet and the financial impact of this, together with other implications of the standard, are currently being assessed.

Impact of the Adoption of IFRS 9: Financial Instruments

The Group has adopted IFRS 9: Financial Instruments from 1 January 2018 which resulted in the movements in fair value of certain equity investments previously designated as ‘available-for-sale’ being designated as fair value through other comprehensive income or fair value through profit or loss. The cumulative movements in fair value taken to equity up to 31 December 2017 for these investments have been transferred from other reserves to retained earnings, resulting in an increase in retained earnings of £407.4 million and a corresponding decrease in other reserves. Comparative periods have not been restated.

The requirement under IFRS 9 to use an expected loss method of impairment of financial assets did not have a material effect on the Group due to the short-term nature of the Group’s trade and other receivables, which are mainly due from large national or multinational companies.

Impact of the Adoption of IFRS 15: Revenue from Contracts with Customers

The Group has adopted IFRS 15: Revenue from Contracts with Customers from 1 January 2018 which resulted in changes in certain aspects of our accounting policies and adjustments to the amounts recognised in the financial statements. In accordance with the transition provisions in IFRS 15, the Group has adopted the new rules retrospectively and has restated comparatives for each prior period presented in the consolidated interim financial statements.

The new standard establishes a five step model where consideration received or expected to be received is recognised as revenue when contractual performance obligations are satisfied by transferring control of the relevant goods or services to the customer. Adopting IFRS 15 did not have a significant impact on the timing of the Group’s revenue recognition nor on the Group’s equity.

However, for certain of our contracts, the adoption of IFRS 15 resulted in a change in our accounting for certain third-party costs. Third-party costs are included in revenue when the Group acts as principal with respect to the services provided to the client and are excluded when the Group acts as agent. Under IFRS 15, the principal versus agent assessment is based on whether the Group controls the relevant services before they are transferred to the client. As a result of the adoption of IFRS 15, there was an increase in third-party costs included in revenue and costs of services. This change increased revenue and costs of services by the same amount and therefore had no impact on gross profit or operating profit.

The following table summarises the impact of adopting IFRS 15 on the Group’s consolidated income statement for the six months ended 30 June 2017 and the year ended 31 December 2017.

	Six months ended 30 June 2017			Year ended 31 December 2017
	As previously reported	IFRS 15 adjustments	As restated	As previously reported	IFRS 15 adjustments	As restated
	£m	£m	£m	£m	£m	£m
Revenue	7,403.6	246.8	7,650.4	15,265.4	538.8	15,804.2
Costs of services	(6,035.5)	(246.8)	(6,282.3)	(12,090.2)	(538.8)	(12,629.0)
Gross profit	1,368.1	—	1,368.1	3,175.2	—	3,175.2

Work in progress includes outlays incurred on behalf of clients, including production costs, and other third-party costs that have not yet been billed and are considered receivables under IFRS 15. As such, £410.6 million of ‘Work in progress’ has been reclassified as ‘Trade and other receivables’ as of 30 June 2017 (31 December 2017: £401.1 million). Other than this reclassification, the impact of the adoption of IFRS 15 on the consolidated balance sheet, consolidated cash flow statement, consolidated statement of changes in equity and earnings per share was immaterial.

IFRS 15 - Revenue Recognition Policy

The Group is a leading worldwide communications services organisation offering national and multinational clients a comprehensive range of communications services across the Group’s different agencies and specialisms. Contracts often involve multiple agencies offering different services in different countries. As such, the terms of local, regional, and global contracts can vary to meet client needs and regulatory requirements. Consistent with the industry, contracts are typically short-term in nature and tend to be cancellable by either party with 90 days notice. The Group is generally entitled to payment for work performed to date.

The Group is generally paid in arrears for its services. Invoices are typically payable within 30 to 60 days. Revenue comprises commissions and fees earned in respect of amounts billed and is stated exclusive of VAT, sales taxes and trade discounts. Pass-through costs comprise fees paid to external suppliers when they are engaged to perform part or all of a specific project and are charged directly to clients, predominantly media and data collection costs. Costs to obtain a contract are typically expensed as incurred as the contracts are generally short-term in nature.

In most instances, promised services in a contract are not considered distinct or represent a series of services that are substantially the same with the same pattern of transfer to the customer and, as such, are accounted for as a single performance obligation. However, where there are contracts with services that are capable of being distinct, are distinct within the context of the contract, and are accounted for as separate performance obligations, revenue is allocated to each of the performance obligations based on relative standalone selling prices.

Revenue is recognised when a performance obligation is satisfied, in accordance with the terms of the contractual arrangement. Typically performance obligations are satisfied over-time as services are rendered. Revenue recognised over-time is based on the proportion of the level of service performed. Either an input method or an output method, depending on the particular arrangement, is used to measure progress for each performance obligation. For most fee arrangements, costs incurred are used as an objective input measure of performance. The primary input of substantially all work performed under these arrangements is labour. There is normally a direct relationship between costs incurred and the proportion of the contract performed to date. In other circumstances, relevant output measures such as the achievement of any project milestones stipulated in the contract is used to assess proportional performance.

For our retainer arrangements, we have a stand ready obligation to perform services on an ongoing basis over the life of the contract. The scope of these arrangements are broad and generally are not reconcilable to another input or output criteria. In these instances, revenue is recognised using a time-based method resulting in straight-line revenue recognition.

The amount of revenue recognised depends on whether we act as an agent or as a principal. Certain arrangements with our clients are such that our responsibility is to arrange for a third party to provide a specified good or service to the client. In these cases we are acting as an agent and we typically do not control the relevant good or service before it is transferred to the client. When we act as an agent, the revenue recorded is the net amount retained. Costs incurred with external suppliers (such as production costs and media suppliers) are excluded from revenue and recorded as work in progress until billed.

The Group acts as principal when we control the specified good or service prior to transfer. When the Group acts as a principal (such as in-house production services, events, data investment management, and branding), the revenue recorded is the gross amount billed. Out-of-pocket costs such as travel are also recognised at the gross amount billed with a corresponding amount recorded as an expense.

Further details on revenue recognition are detailed by sector below:

Advertising and Media Investment Management

Revenue is typically derived from media placements and advertising services. Revenue may consist of various arrangements involving commissions, fees, incentive-based revenue or a combination of the three, as agreed upon with each client. Revenue for commissions on purchased media is typically recognised at the point in time the media is run.

The Group receives volume rebates from certain suppliers for transactions entered into on behalf of clients that, based on the terms of the relevant contracts and local law, are either remitted to clients or retained by the Group. If amounts are passed on to clients they are recorded as liabilities until settled or, if retained by the Group, are recorded as revenue when earned.

Variable incentive-based revenue typically comprises both quantitative and qualitative elements. Incentive compensation is estimated using the most likely amount and is included in revenue up to the amount that is highly probable not to result in a significant reversal of cumulative revenue recognised. The Group recognises incentive revenue as the related performance obligation is satisfied.

Data Investment Management

Revenue for market research services is typically recognised over-time based on input measures. For certain performance obligations, output measures such as the percentage of interviews completed, percentage of reports delivered to a client and the achievement of any project milestones stipulated in the contract are used to measure progress.

While most of the studies provided in connection with the Group’s market research contracts are undertaken in response to an individual client’s or group of clients’ specifications, in certain instances a study may be developed as an off-the-shelf product offering sold to a broad client base. For these transactions, revenue is recognised when the product is delivered. When the terms of the transaction provide for licensing the right to access a product on a subscription basis, revenue is recognised over the subscription period typically on a straight-line basis.

Public Relations & Public Affairs and Brand Consulting, Health & Wellness, and Specialist Communications

Revenue for these services is typically derived from retainer fees and fees for services to be performed subject to specific agreement. Most revenue under these arrangements is earned over-time, in accordance with the terms of the contractual arrangement.

The unaudited condensed consolidated interim financial statements were approved by the board of directors and authorized for issue on 4 September 2018.